Exhibit 10.5

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS, AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO NUGENE INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON STOCK

Corporation:	NUGENE INTERNATIONAL, INC. (“NuGene”)
Number of Shares:	Determined in Accordance With Article I, Below
Class of Stock:	Common
Initial Exercise Price:	Seventy One Cents ($0.71) (closing price of NuGene common stock on the Issue Date)
Issue Date:	22 September 2016
Expiration Date:	25 September 2026

I

GRANT OF WARRANT AND WARRANT SHARES

M. SAEED KHARAZMI, or his duly designated assignee (“Holder”), is entitled to purchase that number of fully paid and nonassessable shares of common stock of NuGene (the “Warrant Shares”) determined as follows:

During and throughout the first 24-months immediately following the Issue Date (the “Non-Dilute Term”), the Warrant Shares shall be equal to the greater of (i) one million (1,000,000) shares; or, (ii) two and one-half percent (2.5%) of the issued and outstanding common shares of NuGene, determined on an as if converted and issued basis. Upon the expiration of the Non-Dilute Term, the Warrant Shares shall be fixed in accordance with the above formula, and such number of Warrant Shares shall remain at that number up to and until the Expiration Date.

The initial exercise price per share (the “Warrant Price”) is set forth above, subject to adjustment pursuant to Article III of this Warrant to Purchase Common Stock (the “Warrant”). This Warrant is issued pursuant to that certain Employment Agreement by and between NuGene and Holder (the “Employment Agreement”).

II

EXERCISE

2.1           Method of Exercise. Holder may exercise this Warrant, in whole or on part, at any time or times on or after the Issue Date and on or before the Expiration Date by delivery of a duly executed Notice of Exercise Form, attached as Exhibit 2.1, to NuGene at the principal office of NuGene (or such other office or agency of NuGene as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of NuGene). Holder shall also deliver to NuGene, within five (5) business days of the date said Notice of Exercise is delivered to NuGene, payment of the aggregate Warrant Price for the Warrant Shares purchased (the “Exercise Price”), with payment by wire transfer or cashier’s check, or as cashless exercise under Section 2.2, below.

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2.2          Cashless Exercise. This Warrant may also be exercised at such time by means of a “cashless exercise” in which Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the closing price of NuGene common stock on the Trading Day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2.2.

2.3          Mechanics of Exercise.

2.3.1.          Authorization of Warrant Shares. NuGene covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

2.3.2.          Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of NuGene to Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if NuGene is a participant in such system, and otherwise by physical delivery to the address specified by Holder in the Notice of Exercise within five (5) business days from the receipt by NuGene of the Notice of Exercise Form, surrender of this Warrant, and payment of the aggregate Exercise Price or cashless exercise. This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by NuGene, or delivery of the Notice of Exercise Form in the case of a cashless exercise. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to NuGene of the Exercise Price (or cashless exercise) and all taxes required to be paid by the Holder, if any, pursuant to Section 2.3.5., below, prior to the issuance of such shares, have been paid.

2.3.3.          Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, NuGene shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

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2.3.4.          No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, NuGene shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

2.3.5.          Charges, Taxes, and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by NuGene, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by Holder. However, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and NuGene may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

2.3.6.          Closing of Books. NuGene will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

2.4          Replacement of Warrants. On receipt of evidence reasonably satisfactory to NuGene of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to NuGene or, in the case of mutilation, or surrender and cancellation of this Warrant, NuGene at its expense shall execute and deliver, in lieu of this Warrant, a new warrant, which new warrant shall in all respects be identical with this Warrant.

2.5          Assumption of Warrant. Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Warrant Shares issuable upon exercise of the unexercised portion of this Warrant as if such Warrants Shares were outstanding on the record date for the Acquisition and subsequent closing. For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of NuGene, or any reorganization, consolidation, or merger of NuGene where the holders of NuGene’s securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the surviving entity after the transaction.

2.6          Term. This Warrant and all rights hereunder shall expire on the 25th day of September, 2026.

III

ADJUSTMENTS TO THE WARRANT SHARES

3.1          Stock Dividends, Splits, Etc. If NuGene (i) declares or pays a dividend on its common stock payable in common stock or other securities, or (ii) declares a stock split, then upon exercise of this Warrant, the number of Warrant Shares to be acquired hereunder shall be adjusted to reflect the action taken under this Section 3.1, meaning that Holder shall be treated as if Holder owned the Warrant Shares of record as of the date the dividend or stock split occurred.

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3.2           Reclassification, Exchange, or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Warrant Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. NuGene or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article II including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

3.3           No Impairment. NuGene shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by NuGene, but shall at all times in good faith assist in carrying out all the provisions of this Article III and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article III against impairment.

IV

ADDITIONAL COVENANTS AND OBLIGATIONS

4.1           Notice of Certain Events. If NuGene proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, NuGene shall give Holder (1) at least five (5) days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; (2) in the case of the matters referred to in (c) and (d) above at least five (5) days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

4.2           Registration. Holder shall have the right to require NuGene to register the Warrant Shares pursuant to any S-8 registration statement filed by NuGene.

4.3           Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4.4, below, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of NuGene, together with a written assignment of this Warrant substantially in the form of Exhibit 4.3, attached hereto, duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, NuGene shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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4.4           Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, NuGene may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to NuGene a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to NuGene an investment letter in form and substance acceptable to NuGene and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

4.5           No Rights as Shareholder Until Exercise. This Warrant does not entitle Holder to any voting rights or other rights as a shareholder of NuGene prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

4.6           Title to Warrant. Prior to the Expiration Date and subject to compliance with applicable laws and this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of NuGene by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to NuGene.

4.7           Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Warrant Shares or as a stockholder of NuGene, whether such liability is asserted by NuGene or by creditors of NuGene.

4.8           Compliance with Securities Laws on Transfer. This Warrant and the Warrant Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Warrant Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.

4.9           Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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V

ADDITIONAL PROVISIONS

The provisions of Article IX of the Employment Agreement are hereby incorporated by reference as if set forth in full herein.

VI

EXECUTION

IN WITNESS WHEREOF, this WARRANT TO PURCHASE COMMON STOCK has been duly executed by the Parties and shall be effective as of and on the Issue Date. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Warrant, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Warrant.

NUGENE:		HOLDER:

NUGENE INTERNATIONAL, INC.,
a Nevada corporation		/s/ M. Saeed Kharazmi
M. SAEED KHARAZMI

BY:	/s/ Ali Kharazmi	DATED: 22 September 2016

NAME:	Ali Kharazmi

TITLE:	Chairman

DATED:	22 September 2016

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EXHIBIT 1.1

NOTICE OF EXERCISE

To:         NUGENE INTERNATIONAL, INC.

(1)          The undersigned hereby elects to purchase ________ Warrant Shares of NuGene pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Payment shall take the form of (check applicable box):

☐         enclosed check;

☐         wire transfer; or

☐         cashless exercise.

(3)         Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:____________________________________________.

(4)         The Warrant Shares shall be delivered to the following address:

__________________________________________

__________________________________________

__________________________________________

(5)         The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

__________________________
NAME: _______________________
DATED: ______________________

IF INVESTING ENTITY IS DIFFERENT FROM HOLDER:

Name of Investing Entity:	__________________________________________

Form of Entity:	__________________________________________

State of Formation/Residency:	__________________________________________

EIN/SSN:	__________________________________________

BY: __________________________

NAME: _______________________

TITLE: _______________________

DATED: ______________________

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EXHIBIT 3.3

ASSIGNMENT FORM

TO ASSIGN THE WARRANT, EXECUTE THIS FORM AND SUPPLY THE REQUIRED INFORMATION.

DO NOT USE THIS FORM TO EXERCISE THE WARRANT

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________, whose address is ______________________________________________________________________________.

BY: __________________________

NAME: _______________________

TITLE: _______________________

DATED: ______________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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